UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-12

                         DOMINI SOCIAL INVESTMENT TRUST

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)   Title of each class of securities to which transaction applies:

         2)   Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:

         2)   Form, Schedule or Registration Statement No.:

         3)   Filing Party:

         4)   Date Filed:

                             Domini Social Bond Fund
                             536 Broadway, 7th Floor
                            New York, New York 10012


                                  May 23, 2005


Dear Fellow Shareholder:

I am writing today to request your approval of a new submanager for the Domini Social Bond Fund.

Enclosed is a proxy statement describing the proposal, which will be considered at a Special Meeting of Shareholders of the Fund to be held on June 28, 2005, at 10:00 am, Eastern Time, at the offices of Bingham McCutchen LLP, 150 Federal Street, 16th Floor, Boston, Massachusetts. You are receiving this proxy statement because you were a shareholder of the Domini Social Bond Fund on May 10, 2005, and are entitled to vote.

I certainly understand your temptation to set this proxy aside for another day, or to simply ignore it altogether. I strongly encourage you to resist this temptation and cast your vote today. If you vote promptly, you will save the Fund the additional costs required for follow-up mailings and telephone calls. Your vote is important, and voting only takes a few minutes.

You are not required to attend the Special Meeting in order to cast your vote. Please take a few moments to read the enclosed materials and then cast your vote by simply filling out the enclosed card, or by using the telephone or Internet voting instructions printed on your proxy card. As a shareholder, you cast one vote for each dollar of net asset value represented by your shares in the Fund. If the Fund does not receive your proxy card, our proxy solicitor, DF King, may contact you to help you cast your vote.

Approval of a new submanager for the Domini Social Bond Fund will not change the Fund's investment strategies or investment objective. The Fund's Board of Trustees has carefully reviewed the proposal and has determined that it is fair and reasonable and in shareholders' best interests. The Fund's Board of Trustees is composed of eight individuals, seven of whom are unaffiliated with Domini Social Investments LLC, the manager and administrator of the Fund. The Board's job is to protect your interests as shareholders. The Board recommends that you vote "For" the proposal.

We have made an effort to write as much of this material in plain English as possible. Although we encourage you to read through this proxy statement carefully, we have also prepared a brief overview section in order to help make your decision easier. We hope that you find it helpful.

Your vote is important. Please take a moment now to vote by completing your proxy card, or by using the telephone or Internet voting instructions printed on your proxy card. If you choose to vote by mail, please be sure to sign your proxy card and return it in the enclosed postage-paid envelope. If you have any questions regarding the issues to be voted on, or need assistance in completing your proxy card, please call the telephone number provided on your proxy card. For additional information on the voting process, see Part 2 of the proxy statement.

Thank you in advance for your participation in this important process.

Sincerely yours,


/S/ Amy L. Domini


Amy L. Domini
Chair and President
Domini Social Investment Trust

                                TABLE OF CONTENTS



                                                                       Page

Overview of Proxy Statement............................................. 1

Notice of Special Meeting............................................... 4

Proxy Statement......................................................... 6

     Part 1.  Overview.................................................. 7

     Part 2.  Information Regarding Voting and the Special Meeting...... 8

     Part 3.  The Proposals............................................. 11

     Part 4.  Information Regarding the Fund............................ 23

Exhibits

     Exhibit A --   Submanagement Agreement with Seix Advisors,
                    the fixed-income division of
                    Trusco Capital Management, Inc...................... A-1

     Exhibit B --   Information Regarding Mutual Funds
                    Managed by Seix Advisors, the
                    fixed-income division of
                    Trusco Capital Management, Inc...................... B-1

                       This page intentionally left blank

                           OVERVIEW OF PROXY STATEMENT

     A Special Meeting of Shareholders of the Domini Social Bond Fund (the "Fund") will be held at Bingham McCutchen LLP, 150 Federal Street, 16th Floor, Boston, Massachusetts, on June 28, 2005, at 10:00 am, Eastern Time, for the purposes described in this proxy statement.

     We encourage you to read this proxy statement carefully before casting your vote. We have prepared the following questions and answers in order to help make your decision easier. If you have any further questions, please feel free to call us at 1-888-414-5566.

Q.   What is the role of the Board of Trustees?

A. The Board of Trustees has the important responsibility of protecting your interests as shareholders. It oversees the operations of the Fund, and makes sure that all decisions are fair and in your best interests. The Fund's Board of Trustees is made up of eight individuals, seven of whom are "independent" meaning that they have no formal affiliation with Domini Social Investments LLC ("Domini") (the manager of the Fund) or the Fund except in the role they play as Trustees. In addition, the Trustees are represented by independent legal counsel to further ensure that shareholder interests remain paramount.

Q. Why are shareholders of the Fund being asked to approve the submanagement agreement with Seix Advisors?

A. On March 1, 2005, Domini replaced ShoreBank with Seix Advisors, the fixed-income division of Trusco Capital Management, Inc., as the submanager of the Domini Social Bond Fund. Shareholders of the Fund are being asked to approve the submanagement agreement with Seix Advisors in accordance with applicable law.

     Trusco Capital Management is a wholly owned subsidiary of SunTrust Banks, Inc. As of March 31, 2005, Trusco Capital Management managed more than $69.6 billion in assets.

     The Board of Trustees carefully reviewed Seix Advisors' capabilities and track record and unanimously approved its selection. We believe that Seix Advisors will be able to provide the Fund with strong, long-term service.

Q.   How does the Board of Trustees recommend that I vote?

A. The Board of Trustees has carefully reviewed the proposal to approve a new submanagement agreement with Seix Advisors and unanimously recommends that you vote FOR the proposal on the enclosed proxy card. A discussion of the factors that the Trustees considered before granting their approval is included in Part 3 of this proxy statement.

Q. If the proposal to approve the submanagement agreement with Seix Advisors is approved, will there be any change in the investment strategies used by the Fund?

A. No. There is no current intention to change any of the investment strategies or the investment objectives of the Fund, including the Fund's commitment to principles of socially responsible investing. We are asking you to approve the proposal described in this proxy statement because we believe, and the Board of Trustees believes, that it is in your best interests.

Q. If the proposal to approve the submanagement agreement with Seix Advisors is approved, will this affect the expenses that Fund shareholders must pay?


A. No. Approval of the submanagement agreement will have no effect upon the amount of advisory fees paid by Fund shareholders. The expense of Seix Advisors' submanagement fees is borne by Domini, not by the Fund or its shareholders.


Q.   What role will Seix Advisors play in managing the Fund?

A. As submanager for the Domini Social Bond Fund, Seix Advisors will be responsible for the day-to-day management of the Fund. In addition, Seix Advisors will provide Domini with various reports that Domini requires to supervise the management of the Fund.

Q. Why did Domini decide to terminate the Fund's submanagement agreement with ShoreBank?


A. Domini has enjoyed a long and collegial relationship with ShoreBank, the nation's first and leading community development and environmental banking corporation. Domini continues to offer the Domini Money Market Account, a pass-through account to ShoreBank that allows our investors to use their cash to support the bank's community development work. When Domini launched the Domini Social Bond Fund, the Fund was the first mutual fund to be submanaged by a community development financial institution. Domini and ShoreBank are proud of that achievement, and of our work together to build the Fund to where it is today. However, the Fund was ShoreBank's only mutual fund client, and as assets grew we came to the mutual recognition that the Fund's shareholders would be best served by an investment adviser managing other mutual funds, such as Seix Advisors.


Q.   How do I vote?

A. You can vote by mail, by telephone, or on the Internet. Please see the instructions set forth on the top portion of the enclosed proxy card. You can also vote in person, by attending the Special Meeting of Shareholders. The meeting will be held at Bingham McCutchen LLP, 150 Federal Street, 16th Floor, Boston, Massachusetts, on June 28, 2005, at 10:00 am, Eastern Time. You do not need to attend in person in order to cast your vote.

                             DOMINI SOCIAL BOND FUND

                             536 Broadway, 7th Floor
                            New York, New York 10012
                           Telephone: (800) 582-6757
                                 www.domini.com

                            NOTICE OF SPECIAL MEETING
                                 OF SHAREHOLDERS

                        To be held Tuesday, June 28, 2005

     A Special Meeting of Shareholders of the Domini Social Bond Fund (the "Fund") will be held at Bingham McCutchen LLP, 150 Federal Street, 16th Floor, Boston Massachusetts, on Tuesday, June 28, 2005, at 10:00 am, Eastern Time, for the purposes listed below.

        Please review the proposals listed below carefully and be sure to vote on each proposal on which you are asked to vote.

     Proposal 1.   To approve a Submanagement Agreement for the Fund between
                   Seix Advisors, the fixed-income division of Trusco Capital
                   Management, Inc., and Domini Social Investments LLC.

     Proposal 2.   To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments of the Special Meeting.

     The Board of Trustees of the Fund recommends that you vote in favor of Proposal 1.

     Only shareholders of record on May 10, 2005, will be entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.


                                                    Carole M. Laible, Treasurer

May 23, 2005


     YOUR VOTE IS IMPORTANT. If you promptly vote, sign, and return the enclosed proxy, you will help avoid the additional expense of a second solicitation. The enclosed postage-paid envelope requires no postage and is provided for your convenience.

                             DOMINI SOCIAL BOND FUND

                             536 Broadway, 7th Floor
                            New York, New York 10012
                            Telephone: (800) 582-6757
                                 www.domini.com

                                 PROXY STATEMENT

     This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Trustees of the Domini Social Bond Fund (the "Fund") for use at a Special Meeting of Shareholders of the Fund, or any adjournment thereof, to be held at Bingham McCutchen LLP, 150 Federal Street, 16th Floor, Boston, Massachusetts 02110, on Tuesday, June 28, 2005, at 10:00 am, Eastern Time, for the purposes set forth in the accompanying Notice of Special Meeting.

     This Proxy Statement is divided into the following four parts:



            Part 1.   Overview.                         Pages 7

            Part 2.   Information Regarding Voting
                      and the Special Meeting.          Pages 8-10

            Part 3.   The Proposals.                    Pages 11-22

            Part 4.   Information Regarding
                      the Fund.                         Pages 23-24


     This Proxy Statement and proxy card were first mailed to shareholders on or about May 23, 2005.

PART 1.     OVERVIEW.

     The Board of Trustees of the Domini Social Bond Fund has called a Special Meeting of Shareholders for the purposes described in the accompanying Notice of Special Meeting and as summarized below. The purpose of this Proxy Statement is to provide you with additional information regarding the proposal to approve the submanagement agreement with Seix Advisors to be voted on at the meeting and to request your vote in favor of the proposal.

     The Fund is an open-end investment company, or mutual fund. The Fund seeks a high level of current income and total return by investing in bonds and other debt instruments that pass multiple, broad-based social and environmental screens.

     The Fund currently employs Domini Social Investments LLC ("Domini") as its investment manager. Prior to March 1, 2005, Domini employed ShoreBank as an investment submanager to manage the investments of the Fund on a day-to-day basis.

     At the regular meeting of the Board of Trustees held on January 28, 2005, the Board of Trustees voted to terminate the submanagement agreement between Domini and ShoreBank as of February 28, 2005, and authorized Domini to enter into a submanagement agreement with Seix Advisors, the fixed-income division of Trusco Capital Management, Inc. The submanagement agreement with Seix Advisors went into effect on March 1, 2005. In accordance with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), the submanagement agreement with Seix Advisors must be approved by shareholders of the Fund. This proposal is discussed in more detail beginning on page 11.

PART 2.     INFORMATION REGARDING VOTING AND THE
            SPECIAL MEETING.

                                 Voting Process

     You can vote in any one of the following ways:

     o    By mail, by filling out and returning the enclosed proxy card
     o    By telephone, by dialing toll-free 1-800-690-6903
     o    On the Internet, by visiting the website printed on your proxy card
     o    In person at the meeting

Whichever method you choose to vote, please carefully read this Proxy Statement, which describes in detail the proposals upon which you are asked to vote.

     If you return your proxy and fail to provide instructions as to how to vote your shares with respect to any proposal, your shares will be voted FOR that proposal.

                                   Record Date


     The close of business on May 10, 2005, has been fixed as the Record Date for the determination of shareholders entitled to notice of and to vote at the meeting. 5,842,652.749 Investor shares of the Fund ($0.00001 par value) were outstanding as of the close of business on the Record Date. There were no Class R shares of the Fund outstanding as of the close of business on the Record Date. As a shareholder of record at the close of business on the Record Date, you will be entitled to one vote for each dollar of net asset value represented by the shares you own in the Fund.


                                     Quorum

     Holders of a majority of the shares of the Fund outstanding on the Record Date constitute a quorum and must be present in person or represented by proxy at the meeting for purposes of voting on the proposal to approve the submanagement agreement with Seix Advisors. Your shares will be represented by proxy at the meeting if you vote by mail, by telephone, or on the Internet.

     Regardless of how you vote ("For," "Against," or "Abstain"), your shares will be counted for purposes of determining the presence of a quorum. In addition, broker "non-votes" (that is shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote and (b) the broker or nominee does not have discretionary power to vote on a particular matter) will be counted for purposes of determining the presence of a quorum.

     If you mark "Abstain" on your proxy card with respect to any proposal on which you are entitled to vote, your vote will have the effect of a "no" vote for purposes of obtaining the requisite approval of Proposal 1. Broker "non-votes" will also have the effect of a "no" vote for purposes of obtaining the requisite approval of Proposals 1 and 2.

                               Revoking Your Proxy

     You may revoke your proxy at any time prior to the meeting (or any adjournment thereof) by putting your revocation in writing, signing it, and either delivering it to the meeting or sending it to Carole M. Laible, Treasurer of the Domini Funds, 536 Broadway, 7th Floor, New York, New York 10012. You may also revoke your proxy by voting in person at the meeting.

                                  Adjournments

     If sufficient votes in favor of any proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies with respect to that proposal. An adjournment of the meeting will suspend the meeting to another time. Any such adjournment will require the affirmative vote of a majority of those shares voted at the meeting. If you voted in favor of a proposal or failed to provide instructions as to how to vote your shares with respect to a proposal, the persons named as proxies will vote your shares in favor of the adjournment of the meeting with respect to that proposal. If you voted against or abstained from voting on a proposal, the persons named as proxies will vote your shares against any such adjournment. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit the additional solicitation of proxies with respect to any other proposals.

                            Proxy Solicitation Costs


     The cost of soliciting proxies, including the fees of a proxy soliciting agent (which are expected to be approximately $50,000), will be borne by the Fund. In addition to solicitation by mail, proxies may be solicited by the Board of Trustees, officers, and regular employees and agents of the Fund without compensation. The Fund may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies. By voting as soon as you receive your proxy materials, you will help reduce the cost of additional solicitations.

PART 3.     THE PROPOSALS.

      Proposal 1.   To vote on a Submanagement Agreement for the Domini Social
                    Bond Fund between Seix Advisors, the fixed-income division of Trusco Capital Management, Inc., and Domini Social
                    Investments LLC.

                                   Background

     Domini Social Investments LLC, a Massachusetts limited liability company ("Domini"), 536 Broadway, 7th Floor, New York, New York 10012, manages the assets of the Domini Social Bond Fund (the "Fund") pursuant to a Management Agreement dated as of May 1, 2000 (the "Management Agreement").

     The Management Agreement was most recently approved by the Board of Trustees of the Fund on April 29, 2005. The Management Agreement was most recently submitted to a vote of shareholders in the Fund on May 31, 2000, in connection with its initial approval.


     Subject to the terms of the Management Agreement, Domini is responsible for the management of the Fund. As part of its responsibilities as portfolio manager, Domini selects and employs, subject to the review and approval of the Board of Trustees of the Fund, one or more submanagers to invest the Fund's assets consistent with the Fund's investment objective and the guidelines and directions set by Domini and the Board of Trustees, and reviews the submanager's continued performance. Domini's selection of a submanager is subject to the review and approval of the Board of Trustees of the Fund and the Fund's shareholders. Domini may terminate the services of a submanager at any time.


     Prior to March 1, 2005, ShoreBank served as the submanager of the Fund pursuant to a Submanagement Agreement, dated as of May 1, 2000, between ShoreBank and Domini (the "ShoreBank Submanagement Agreement"). ShoreBank is an Illinois banking corporation, and its principal executive office is at 7054 S. Jeffery Boulevard, Chicago, Illinois 60649. As submanager, ShoreBank was responsible for the day-to-day management of the Fund and for investing the Fund's assets in a manner consistent with the terms of the ShoreBank Submanagement Agreement and the investment objectives of the Fund. The ShoreBank Submanagement Agreement was most recently approved by the Board of Trustees of the Fund on April 30, 2004. The ShoreBank Submanagement Agreement was most recently submitted to a vote of shareholders in the Fund on May 31, 2000, in connection with its initial approval.

     At a regular meeting of the Board of Trustees of the Fund held on January 28, 2005, the Board considered the termination of ShoreBank as the submanager of the Fund. The Board reviewed the services provided by ShoreBank as submanager and considered Domini's long and collegial relationship with ShoreBank. However, the Fund was ShoreBank's only mutual fund client and as assets grew, Domini and ShoreBank came to the mutual recognition that the Fund's shareholders would be best served by an investment adviser managing other mutual funds. The Board also considered Domini's recommendation that Seix Advisors, the fixed-income division of Trusco Capital Management, Inc. ("Seix Advisors"), be appointed as the submanager of the Fund. As discussed below under the heading "Evaluation by the Board of Trustees," Domini, at the direction of the Board, terminated the ShoreBank Submanagement Agreement and entered into a submanagement agreement with Seix Advisors. Accordingly, effective at the close of business on February 28, 2005, the ShoreBank Submanagement Agreement was terminated. The Submanagement Agreement with Seix Advisors (the "Seix Advisors Submanagement Agreement") became effective on March 1, 2005.

                          The Submanagement Agreements

     The terms of the Seix Advisors Submanagement Agreement (other than the investment advisory fees to be paid by Domini to Seix Advisors) are substantially similar to those of the ShoreBank Submanagement Agreement. A description of the investment advisory fees to be paid by Domini to Seix Advisors is set forth below under the heading "Investment Advisory Fees."

Term of Seix Advisors Submanagement Agreement

     The Seix Advisors Submanagement Agreement became effective on March 1, 2005. If approved by the vote of the holders of a "majority of the outstanding voting securities" (as defined under the heading "Vote Required" below) of the Fund, the Seix Advisors Submanagement Agreement will continue in effect until March 1, 2007, and thereafter from year to year, subject to approval annually by the Board of Trustees of the Fund or the shareholders of the Fund in accordance with the 1940 Act. The Seix Advisors Submanagement Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Fund, by the vote of a "majority of the outstanding voting securities" of the Fund, or by Domini. The Seix Advisors Submanagement Agreement may also be terminated by Seix Advisors on 90 days' advance written notice to Domini. The Seix Advisors Submanagement Agreement will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Comparison of Submanagement Agreements

     Under the Seix Advisors Submanagement Agreement, as under the ShoreBank Submanagement Agreement, the submanager will be responsible for the day-to-day management of the Fund, subject always to the provisions of the 1940 Act and to the investment objectives, policies, procedures, and restrictions imposed by the Fund's then current Registration Statement under the 1940 Act and the Fund's Declaration of Trust and By-Laws. Like the ShoreBank Submanagement Agreement, the Seix Advisors Submanagement Agreement provides that Domini or the Trustees of the Fund may, at any time, suspend or restrict the right of the submanager to determine what securities will be purchased or sold on behalf of the Fund and what portion, if any, of the assets of the Fund allocated by Domini to the submanager will be held uninvested. Seix Advisors will also provide Domini with such investment advice and reports and data as are requested by Domini.

     Like the ShoreBank Submanagement Agreement, the Seix Advisors Submanagement Agreement provides that the submanager will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations under the Seix Advisors Submanagement Agreement.

     You should refer to Exhibit A attached to this Proxy Statement for the complete Seix Advisors Submanagement Agreement. The description of the Seix Advisors Submanagement Agreement in this Proxy Statement is qualified in its entirety by the provisions of the Seix Advisors Submanagement Agreement in Exhibit A.

                            Investment Advisory Fees

     Under the ShoreBank Submanagement Agreement, Domini (not the Fund) paid ShoreBank for its services a fee computed and paid monthly at an annual rate equal to 0.20% of the Fund's average daily net assets.


     Seix Advisors' management fees are also paid by Domini, not the Fund. From March 1, 2005, to but not including July 29, 2005, or if earlier, the date on which the Seix Advisors Submanagement Agreement is approved by the shareholders of the Fund, Domini will pay to Seix Advisors a submanagement fee, accrued daily and paid monthly at an annual rate equal to 0.20% of the average daily net assets of the Fund allocated to Seix Advisors.


     If the shareholders of the Fund approve the Seix Advisors Submanagement Agreement, Domini will pay to Seix Advisors an annual submanagement fee based on the following schedule (the "Approved Fee Schedule"):

             0.40% on the first $10 million of net assets managed 0.35% on the next $10 million of net assets managed 0.30% on the next $30 million of net assets managed 0.25% on the next $30 million of net assets managed 0.20% on the next $120 million of net assets managed 0.15% on the next $300 million of net assets managed 0.10% on the next $500 million of net assets managed 0.05% over $1 billion of net assets managed


     In addition, if the shareholders of the Fund approve the Seix Advisors Submanagement Agreement, Domini will pay a one-time fee equal to $25,000 to Seix Advisors for services to be provided by Seix

Advisors to the Fund from and after the date of such approval. Seix Advisors will be required to return such amount to Domini if Seix Advisors resigns as the submanager of the Fund prior to December 31, 2005. Notwithstanding the above fees, the subadvisory fees payable by Domini will not exceed $180,000 for the period from March 1, 2005, through March 1, 2006.


     Approval of the Seix Advisors Submanagement Agreement will have no effect upon the amount of advisory fees paid by the Fund to Domini. Domini, not the Fund, will pay investment management fees to Seix Advisors as the submanager to the Fund. Until November 30, 2005, Domini has contractually agreed to waive fees and/or reimburse expenses, including its management fee, so that the Fund's expenses, net of waivers and reimbursements, will not exceed, on a per annum basis, 0.95% of the average daily net assets representing Investor shares, absent an earlier modification by the Board of Trustees, which oversees the Fund. The approval of the Seix Advisors Submanagement Agreement will have no effect on this contractual fee waiver or the total annual operating expenses of the Fund.

     Fees payable to ShoreBank for services provided under the ShoreBank Submanagement Agreement for the Fund's 2004 fiscal year (August 1, 2003, to July 31, 2004) were $107,059. Neither ShoreBank, nor any affiliated person of ShoreBank, nor any affiliated person of any such affiliated person received any other fees from Domini or from the Fund for services provided to the Fund during the Fund's 2004 fiscal year. There were no other material payments by Domini or the Fund to ShoreBank, any affiliated person of ShoreBank, or any affiliated person of any such affiliated person, during the Fund's 2004 fiscal year.

     If the Seix Advisors Submanagement Agreement had been in effect during the Fund's 2004 fiscal year, the fees that would have been payable by Domini to Seix Advisors for services provided pursuant to the Seix Advisors Submanagement Agreement, based on the Approved Fee Schedule, would have been $173,824. The aggregate of these fees represents a 62.4% increase from the amount of fees that Domini paid to ShoreBank for that period under the ShoreBank Submanagement Agreement. This increase in fees is borne by Domini, not by the Fund or its shareholders.

     For the Fund's 2004 fiscal year, no commissions were paid to any broker (a) that is an affiliated person of the Fund, (b) that is an affiliated person of any affiliated person of the Fund, or (c) an affiliated person of which is an affiliated person of the Fund, Domini, ShoreBank, Seix Advisors, or the distributor of the Fund.

                       Information Regarding Seix Advisors

     Seix Advisors is the fixed-income division of Trusco Capital Management, Inc. ("Trusco"). Trusco is a wholly owned subsidiary of SunTrust Banks, Inc. ("SunTrust"). Seix Advisors is located at 10 Mountainview Road, Suite C-200, Upper Saddle River, New Jersey 07458. Seix Advisors has been in the business of providing investment advisory services since 1992 and was acquired by Trusco in 2004. As of March 31, 2005, Trusco had more than $69.6 billion in assets under management.


     Management and Governance. Listed in the following chart are the names, positions, and principal occupations of the members of the Board of Directors and the principal executive officers of Trusco as of March 31, 2005. The principal business address of Christina Seix and John Talty, each an Executive Vice President of Trusco, is at the offices of Seix Advisors, 10 Mountainview Road, Suite C-200, Upper Saddle River, New Jersey 07458. The address of each of the other Directors and principal executive officers of Trusco is 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303.

                                      -17-

              Position with Trusco
              Capital
Name          Management, Inc.             Other Principal
                                           Occupation

David         Chairman                     President, Institutional
Eidson                                     Investment Management,
                                           SunTrust

Paul          Secretary, Executive Vice    N/A
Robertson     President

William H.    Director                     Executive Vice President,
Rogers, Jr.                                SunTrust Wealth and
                                           Investment Management,
                                           SunTrust

Doug          President, Chief Executive   N/A
Phillips      Officer, and Chief
              Investment
              Officer

John          Chief Financial Officer      N/A
Stebbins


Patrick       Managing Director of Human   N/A
Paparelli     Resources/Compliance/
              Legal

Deborah       Chief Compliance Officer     Chief Compliance Officer,
Lamb                                       STI Classic Funds

                                      -18-

Christina     Executive Vice President     Chief Executive Officer
Seix                                       and Chief Investment

John          Executive Vice President     President of Seix Advisors
Talty

     No officer or Trustee of the Fund currently is an officer or employee of Seix Advisors, Trusco, or SunTrust, or a member of either Trusco's or SunTrust's Board of Directors. No officer or Trustee of the Fund has any other material direct or indirect interest in the proposal to approve the Seix Advisors Submanagement Agreement or in Seix Advisors, Trusco, or SunTrust, or any other person controlling, controlled by, or under common control with Seix Advisors, Trusco, or SunTrust. Since August 1, 2003, none of the officers or Trustees of the Fund has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Seix Advisors, Trusco, or SunTrust was or is to be a party.

     Seix Advisors, the fixed-income division of Trusco, acts as the investment adviser for those investment-grade fixed-income mutual funds listed on Exhibit B attached hereto. Information concerning the net assets of those mutual funds and the fees paid to Seix Advisors for its services to those investment-grade fixed-income mutual funds is also provided on Exhibit B.

                     The Evaluation by the Board of Trustees

     The Board of Trustees of the Fund terminated the ShoreBank Submanagement Agreement and approved the Seix Advisors Submanagement Agreement at a meeting held on January 28, 2005.

     Before terminating the ShoreBank Submanagement Agreement, the Board of Trustees of the Fund reviewed with Domini its recommendation that ShoreBank be terminated as the submanager of the Fund. Domini reviewed ShoreBank's fees in comparison to the fee rates proposed by Seix Advisors. Domini also reviewed the services that ShoreBank provided to the Fund in comparison to the services proposed to be provided by Seix Advisors. The Board considered Domini's long and collegial relationship with ShoreBank. However, the Fund was ShoreBank's only mutual fund client, and as assets grew, Domini and ShoreBank came to the mutual recognition that the Fund's shareholders would be best served by an investment adviser managing other mutual funds.

     The Board of Trustees then reviewed Domini's procedure for selecting a new submanager for the Fund. The Board of Trustees noted that Domini had conducted an extensive due diligence process with respect to seven candidates for the submanager position. This due diligence process involved a review of extensive questionnaires completed by submanager candidates, a review of publicly available filings and disciplinary records of each candidate, and in-person meetings to evaluate the quality of services and capability of each candidate. This due diligence process resulted in Domini's recommendation of Seix Advisors as submanager to the Domini Social Bond Fund. The Board of Trustees concluded that Domini had reviewed a sufficient pool of potential submanager candidates and had conducted an adequate due diligence process.

     The Board of Trustees then met with a representative of Seix Advisors. The Trustees considered information with respect to Seix Advisors and whether the Seix Advisors Submanagement Agreement was in the best interests of the Fund and its shareholders. The Trustees considered the nature and quality of services expected to be provided by Seix Advisors. They noted that Seix Advisors had over $23 billion in fixed-income assets under management and reviewed a list of representative clients. The Trustees also reviewed and discussed information regarding Seix Advisors' knowledge and experience in managing fixed-income portfolios. The Trustees noted that the senior portfolio manager who would be responsible for the management of the Fund had over 23 years of experience in the investment management field, and that there was an experienced team of investment management professionals supporting the senior portfolio manager. The Trustees noted that there had been nearly no portfolio manager turnover at Seix Advisors since the inception of the firm. In evaluating Seix Advisors' ability to provide services to the Fund, the Trustees considered additional information as to Seix Advisors' business organization, financial resources, personnel, technology systems, and other matters. The Trustees concluded that Seix Advisors had the capability to provide solid and consistent investment management services with an experienced and dedicated team of management professionals.

     The Trustees also reviewed the investment performance of Seix Advisors' investment-grade fixed-income composite and compared this investment performance with that of the Fund's benchmark index. The Trustees considered that the returns of the composite were higher than the returns of both the Fund and the Fund's benchmark, the Lehman Brothers Intermediate Aggregate Index (LBIA), for the years ended December 31, 2004 and 2003. The Trustees also noted that the average annual total returns of the composite compared favorably with those of the Fund and the LBIA for the one- and two-year periods ended December 31, 2004. The Trustees considered that the performance of the composite slightly lagged the performance of the Fund and the LBIA for the years ended December 31, 2002 and 2001, but determined that the amount of such underperformance was not significant. The Trustees also compared the performance of the Seix Advisors' composite with the performance information provided by the other investment managers considered by Domini and determined that the composite's performance was consistent with the performance of the other candidates. The Trustees concluded that the investment performance of the Seix Advisors' composite was consistent and reasonable in relation to the historic performance of the Fund and the Fund's benchmark index. The Trustees also considered Seix Advisors' trading capabilities and reviewed its systems for executing the Fund's trades with broker-dealers. Although performance was a factor considered in the selection of a submanager, past performance is not indicative of future results, and performance over the benchmark and peers cannot be guaranteed.

     The Trustees also reviewed the investment management fees proposed by Seix Advisors (including the one-time fee of $25,000 to be paid by Domini to Seix Advisors upon the approval of the Seix Advisors Submanagement Agreement by the Fund's shareholders). The Trustees compared the investment management fees proposed by Seix Advisors with those proposed by other investment managers and the fees charged by ShoreBank. They noted that the fees proposed by Seix Advisors as well as the fees proposed by the other investment managers were higher than the fees paid to ShoreBank. The Trustees noted that, because as manager, Domini pays the submanager, Domini would bear the higher investment management fees charged by Seix Advisors. The Trustees also considered that the fees proposed by Seix Advisers generally were either lower than those proposed by other investment managers or contained a more favorable breakpoint schedule than those proposed by other managers. They considered carefully the few instances where the fees proposed by other investment managers were slightly lower than those proposed by Seix Advisors and determined, based on the nature and quality of the services to be provided by Seix Advisors, that the fees proposed by Seix Advisors were reasonable in relation to the other proposals received. The Trustees noted that they would consider the profits realized by Seix Advisors and its affiliates in providing services to the Fund when they considered whether to approve the continuance of the agreement.


     The Trustees reviewed the compliance policies and procedures of Seix Advisors as well as biographical information about the Chief Compliance Officer of Trusco and supporting compliance department personnel. They noted that Seix Advisors had a clean disciplinary record and had systems in place in order to identify potential compliance issues. In particular, they noted that Seix Advisors had an automated guideline compliance system in place that would assist in preventing violations of the Fund's investment objectives and policies.


     In addition, the Trustees reviewed Seix Advisors' social profile, including its experience with managing socially screened accounts, the diversity of its management team and employees, and its commitment to community development. The Trustees noted that Seix Advisors managed approximately $5 billion in assets for clients with a variety of social standards. The Trustees considered that Seix Advisors was founded by a Hispanic woman, Christina Seix, and that the firm demonstrated a commitment to diversity in its workforce. The Trustees also reviewed SunTrust's activities in community-focused lending.


     Based upon its review, the Board of Trustees concluded the following:

     o Seix Advisors had demonstrated the ability to manage socially screened accounts, trade efficiently, and provide the information and analyses needed by Domini.

     o The terms of the Seix Advisors Submanagement Agreement were reasonable, fair, and in the best interests of the Fund and its shareholders.

     o The fees provided in the Seix Advisors Submanagement Agreement were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

     Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Trustees terminated the ShoreBank Submanagement Agreement and approved the Seix Advisors Submanagement Agreement. The Seix Advisors Submanagement Agreement went into effect on March 1, 2005.

                                  Vote Required

     Approval of the Seix Advisors Submanagement Agreement will require the approval of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund, which means the affirmative vote by the lesser of (a) 67% or more of the shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are represented at that meeting in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

     In the event that the Seix Advisors Submanagement Agreement does not receive the requisite approval, Domini will negotiate a new investment submanagement agreement with a different investment advisory organization or make other appropriate arrangements, in either event subject to approval in accordance with the 1940 Act.

     The Board of Trustees unanimously recommends that you vote FOR the approval of the Seix Advisors Submanagement Agreement.

--------------------------------------------------------------------------------

      Proposal 2.   To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments of the Special Meeting.

     The management of the Fund knows of no other business to be presented at the meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy (if not limited to the contrary) will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

PART 4.     INFORMATION REGARDING THE FUND.

                                  Annual Report

     Each of the Fund's Annual Report for the fiscal year ended July 31, 2004, including audited financial statements, and the Fund's Semi-Annual Report for the period ended January 31, 2005, has previously been sent to shareholders. Both reports are available without charge by written request to Domini Social Investments, P.O. Box 9785, Providence, RI 02940-9785, by calling Domini at 1-800-582-6757, or by downloading the reports from our website at www.domini.com.

                             Additional Information

     The Fund is a series of Domini Social Investment Trust (the "Trust"), a diversified, open-end registered investment company organized as a Massachusetts business trust under a Second Amended and Restated Declaration of Trust dated as of May 15, 2001. The Fund was designated as a separate series of the Trust on January 20, 2000. The mailing address of the Trust is 536 Broadway, 7th Floor, New York, New York 10012.

     The Fund's distributor is DSIL Investment Services LLC, 536 Broadway, 7th Floor, New York, New York 10012. PFPC Inc. acts as transfer agent and dividend disbursing agent for the Fund. The principal business address of PFPC Inc. is 4400 Computer Drive, Westborough, Massachusetts 01581. Investors Bank & Trust Company ("IBT") acts as the custodian for the Fund. IBT's principal business address is 200 Clarendon Street, Boston, Massachusetts 02116.

     To keep the Fund's costs as low as possible, and to conserve paper usage, we attempt to eliminate duplicate mailings to the same address where practical. When two or more Fund shareholders have the same last name and address, only one proxy statement is being sent to that address unless the Fund has received contrary instructions from one or more of those shareholders. If your household is receiving separate mailings that you feel are unnecessary, or if you want us to send separate mailings in the future, please send a written request to the Trust at the mailing address provided above or call Domini at 1-800-582-6757. If you want to receive a separate copy of this proxy statement, one will be delivered to you promptly upon such written or oral request.

                         Submission of Certain Proposals

     The Trust is a Massachusetts business trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Fund, for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.

                                      By Order of the Board of Trustees,

                                      Carole M. Laible, Treasurer

                                                                  May 23, 2005

                                                                       Exhibit A
                                                                       ---------

                             SUBMANAGEMENT AGREEMENT


     SUBMANAGEMENT AGREEMENT, dated as of March 1, 2005, by and between Domini Social Investments LLC, a Massachusetts limited liability company ("DSIL" or the "Manager"), and Seix Advisors, a division of Trusco Capital Management, Inc., a Georgia corporation (the "Submanager").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, Domini Social Investment Trust (the "Trust") engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, in each case as in effect from time to time, the "1940 Act");

     WHEREAS, DSIL has entered into a Management Agreement (the "Management Agreement") with the Trust wherein DSIL has agreed to provide certain investment advisory services for the series of the Trust designated as Domini Social Bond Fund (the "Fund"); and

     WHEREAS, as permitted by Section 1 of the Management Agreement, DSIL wishes to subcontract some of the performance of its obligations thereunder to the Submanager, and the Submanager desires to accept such obligations on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1.   APPOINTMENT OF SUBMANAGER.

     In accordance with and subject to the Management Agreement between the Trust and the Manager with respect to the Fund, the Manager hereby retains the Submanager to act as the Submanager for the Fund for the period and on the terms set forth in this Agreement. The Submanager accepts such appointment and agrees to provide an investment program for the Fund for the compensation provided by this Agreement.

     2.   DUTIES OF THE SUBMANAGER.

     The Submanager shall provide the Fund and the Manager with such investment advice and supervision as the Manager may from time to time consider necessary for the proper supervision of such portion of the Fund's investment assets as the Manager may designate from time to time. Notwithstanding any provision of this Agreement, the Manager shall retain all rights and ultimate responsibilities to supervise and, in its discretion, conduct investment activities relating to the Fund.

     The Submanager shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Fund allocated by the Manager to the Submanager shall be held uninvested, subject always to the restrictions of the Trust's Second Amended and Restated Declaration of Trust, dated June 7, 1989, as last amended and restated on May 15, 2001, and By-laws, as each may be amended and restated from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, and the then-current registration statement of the Trust with respect to the Fund and, subject further, to the Submanager notifying the Manager in advance of the Submanager's intention to purchase any securities except insofar as the requirement for such notification may be waived or limited by the Manager, it being understood that the Submanager shall be responsible for compliance with any restrictions imposed in writing by the Manager from time to time in order to facilitate compliance with the above-mentioned restrictions and such other restrictions as the Manager may determine. Further, the Manager or the Trustees of the Trust may at any time, upon written notice to the Submanager, suspend or restrict the right of the Submanager to determine what securities shall be purchased or sold on behalf of the Fund and what portion, if any, of the assets of the Fund allocated by the Manager to the Submanager shall be held uninvested. The Submanager shall also, as requested, make recommendations to the Manager as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised. Should the Board of Trustees of the Trust or the Manager at any time, however, make any definite determination as to an investment policy applicable to the Fund and notify the Submanager thereof in writing, the Submanager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

     The Submanager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies determined as provided above and, in particular, to place all orders for the purchase or sale of securities for the Fund's account with the brokers or dealers selected by it, and to that end the Submanager is authorized as the agent of the Fund to give instructions to the custodian or any subcustodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. The Submanager will advise the Manager on the same day it gives any such instructions. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the Submanager, the Manager or a respective "affiliated person" thereof exercises investment discretion. The Submanager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Submanager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Submanager, the Manager and any "affiliated person" thereof have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund. In making purchases or sales of securities or other property for the account of the Fund, the Submanager may deal with itself or with the Trustees of the Trust or the Fund's underwriter or distributor to the extent such actions are permitted by the 1940 Act. The Board of Trustees of the Trust, in its discretion, may instruct the Submanager to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board of Trustees if it determines that the use of such brokers and/or dealers is in the best interest of the Fund.

     3.   ALLOCATION OF CHARGES AND
          EXPENSES.

     The Submanager shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 2 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay all of its own expenses including, without limitation, organization costs of the Trust; compensation of Trustees who are not "interested persons" of the Trust; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, registrar or dividend disbursing agent of the Trust; expenses relating to the issuance and redemption of shares of beneficial interest of the Fund and servicing shareholder accounts; expenses of preparing, typesetting, printing and mailing prospectuses, statements of additional information, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Fund; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Fund (including but not limited to the fees of independent pricing services); expenses of meetings of the Fund's shareholders; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Fund may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

     4.   COMPENSATION OF THE SUBMANAGER.

     (a) From the date of this Agreement to but not including July 29, 2005 or, if earlier, the date on which this Agreement is approved by the shareholders of the Fund in accordance with the 1940 Act, the Manager shall pay to the Submanager out of the management fee it receives from the Trust out of the assets of the Fund, and only to the extent thereof, a subadvisory fee, accrued daily and paid monthly at an annual rate equal to 0.20% of the average daily net assets of the Fund allocated to the Submanager.

     (b) If this Agreement is approved by the shareholders of the Fund in accordance with the 1940 Act then, from and after the date of such approval, the Manager shall pay to the Submanager out of the management fee it receives from the Trust out of the assets of the Fund, and only to the extent thereof, a subadvisory fee, accrued daily and paid monthly, at the following annual rates of the Fund's average daily net assets during the month:

        0.40% per year on the first $10 million managed
        0.35% per year on the next $10 million managed
        0.30% per year on the next $30 million managed
        0.25% per year on the next $30 million managed
        0.20% per year on the next $120 million managed
        0.15% per year on the next $300 million managed
        0.10% per year on the next $500 million managed
        0.05% per year on amounts over $1 billion

     (c) Notwithstanding clauses (a) and (b) of this section, the subadvisory fees payable by the Manager hereunder shall not exceed $180,000 for the period from the date of this Agreement through March 1, 2006.


     (d) Subject to the approval of this Agreement by the shareholders of the Fund in accordance with the 1940 Act, the Manager will pay to the Submanager an additional one-time fee equal to $25,000 as consideration for the Submanager's services provided to the Fund from and after the approval of this Agreement by the shareholders of the Fund. Such amount, if payable, will be paid by the Manager to the Submanager after this Agreement has been approved by the shareholders of the Fund in accordance with the 1940 Act. Such amount, if paid, will be refunded by the Submanager to the Manager if the Submanager terminates this Agreement prior to December 31, 2005. If the shareholders of the Fund do not approve this Agreement in accordance with the 1940 Act, the Submanager will not be entitled to such additional amount and the Manager's obligation to pay such amount will terminate.


     (e) If the Submanager serves as Submanager for less than the whole of any period specified in this Section 4, the compensation of the Submanager, as Submanager, shall be accordingly adjusted and prorated.

     5.   COVENANTS OF THE SUBMANAGER.

     The Submanager agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, if any, as principals in making purchases or sales of securities or other property, except as permitted by the 1940 Act, will not take a long or short position in shares of beneficial interest of the Fund, except as permitted by the Declaration, and will comply with all other provisions of the Declaration and ByLaws and the then-current registration statement of the Trust applicable to the Fund relative to the Submanager and its directors and officers. The Submanager shall not act as custodian for the Fund or take or have possession of any assets thereof.

     6.   LIMITATION OF LIABILITY OF THE SUBMANAGER.

     The Submanager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 6, the term "Submanager" shall include directors, officers and employees of the Submanager as well as the Submanager itself. The Trust is expressly made a third party beneficiary of this Agreement and may enforce any obligations of the Submanager under this Agreement and recover directly from the Submanager for any liability the Submanager may have hereunder.

     7.   ACTIVITIES OF THE SUBMANAGER.

     The services of the Submanager to the Fund are not to be deemed to be exclusive, the Submanager being free to render investment advisory and/or other services to others. It is understood that Trustees and officers of the Trust and shareholders of the Fund or the Manager are or may be or may become interested in the Submanager as directors, officers, employees or otherwise and that directors, officers and employees of the Submanager are or may become similarly interested in the Trust or the Fund or the Manager and that the Submanager may be or may become interested in the Trust or the Fund as a shareholder or otherwise.

       8.   CONFIDENTIAL RELATIONSHIP.

All information and recommendations furnished by the Submanager shall be regarded as confidential and for use only by DSIL or such persons as DSIL may designate, and only in connection with the management of the Fund. The Submanager shall regard as confidential all information furnished to it hereunder concerning the affairs of the Fund and DSIL. All confidential information provided by a party hereto shall be used by the other party hereto solely for the purpose of rendering or obtaining services pursuant to this Agreement and, except as may be required in carrying out this Agreement, shall not be disclosed to any third party without the prior written consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this Agreement, known to the receiving party prior to entering into this Agreement, is received from some other source not a party to this Agreement, or is required to be disclosed by or to any regulatory authority, any auditor of the parties hereto, or by judicial or administrative process or otherwise by applicable law. Throughout the life of this Agreement, unless notified otherwise in writing by DSIL, the Submanager is authorized to include DSIL's name on a publicly available list of its current clients.

     9.   RECEIPT OF DISCLOSURE DOCUMENT.

     DSIL acknowledges that it has received a copy of the Trusco Capital Management disclosure document under Rule 204-3 of the

Investment Advisers Act of 1940 at least 48 hours prior to entering into this Agreement.

     10.  REPRESENTATIONS AND WARRANTIES.

Each party represents and warrants that: (a) the person(s) executing this Agreement on behalf of the party has full power and authority to execute this Agreement on behalf of the party and (b) the party's execution, delivery and performance of this Agreement will be binding upon the party in accordance with the terms hereof, and will not violate any obligations by which the party is bound, whether arising by contract, operation of law or otherwise.

      11. DURATION, TERMINATION AND
          AMENDMENTS OF THIS AGREEMENT.

     This Agreement shall become effective as of the day and year first above written, shall govern the relations between the parties hereto thereafter and shall remain in force until March 1, 2007, on which date it will terminate unless its continuance after March 1, 2007 is "specifically approved at least annually" (a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of DSIL or the Submanager at a meeting specifically called for the purpose of voting on such approval and (b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Fund. Notwithstanding the immediately preceding sentence of this Section 11, this Agreement shall terminate on July 29, 2005 unless on or before such date this Agreement is approved by the shareholders of the Fund in accordance with the 1940 Act.


     This Agreement may be terminated at any time without the payment of any penalty by (i) the Trustees of the Trust, (ii) the "vote of a majority of the outstanding voting securities" of the Fund or (iii) DSIL with the prior consent of the Trustees of the Trust, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. Subject to Section 4(d) of this Agreement, this Agreement may be terminated at any time without the payment of any penalty by the Submanager on not less than 90 days' written notice to the Manager and the Trustees of the Trust. This Agreement shall automatically terminate in the event of its "assignment."


     This Agreement constitutes the entire agreement between the parties and may be amended only if such amendment is approved by the parties hereto, the Trustees of the Trust and the "vote of a majority of the outstanding voting securities" of the Fund (except for any such amendment as may be effected in the absence of such vote without violating the 1940 Act or any exemptive order granted thereunder).

     The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act.

     12.  GOVERNING LAW.

     This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the Commonwealth of Massachusetts; provided, however, that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940 or any rules or regulations of the Securities and Exchange Commission thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

                                        SEIX ADVISORS
                                        A division of TRUSCO CAPITAL
                                        MANAGEMENT, INC.


                                        By: /s/ Robin J. Shulman
                                            ----------------------------------
                                        Title: Compliance Officer and Managing
                                        Director

                                        DOMINI SOCIAL INVESTMENTS LLC


                                        By: /s/ Amy L. Domini
                                            -----------------
                                        Title: CEO


Acknowledged:

DOMINI SOCIAL INVESTMENT TRUST
On behalf of Domini Social Bond Fund


By: /s/ Carole M. Laible
    --------------------
Title: Treasurer

                                                                       Exhibit B
                                                                       ---------


          Information Regarding Mutual Funds Managed by Seix Advisors, the fixed-income division of Trusco Capital Management, Inc.



                                                       Fees After
                                        Contractual    Waivers
                                        Fees           (Annual
                          Net Assets    (Annual rates  rates based
                          as of         based on       on
Fund                      3/31/05(1)    net assets)    net assets)

STI Classic             $297,713,000    0.25%          0.25%
Institutional
Core Bond Fund

STI Classic Investment  $644,605,000    0.74%          0.74%
Grade Bond Fund

STI Classic             $55,152,000     0.25%          0.25%
Institutional
Intermediate Bond Fund

STI Classic Variable    $16,298,000     0.74%          0.48%
Trust
Investment Grade Bond
Fund

STI Classic             $64,097,000     0.45%          0.35%
Institutional
Total Return Bond Fund

STI Classic             $63,982,000     0.50%           0.40%
Institutional
High Quality
Bond Fund

(1) Net assets as of 3/31/2005 are rounded to the nearest thousand.





-----------------------------------------------------
100% post consumer waste, processed chlorine free, printed with soy based inks.

     [Domini Social Investments Logo]
P.O. Box 9785, Providence, RI 02940-9785



                       THREE EASY WAYS TO VOTE YOUR PROXY
            Read the Proxy Statement and have the proxy card at hand.
       TELEPHONE: Call 1-800-690-6903 and follow the simple instructions.
    INTERNET: Go to www.proxyweb.com/domini and follow the online directions.
             MAIL: Vote, sign, date, and return your proxy by mail.
      If you vote by Telephone or on the Internet, do not mail your proxy.




                                       NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
DOMINI SOCIAL BOND FUND                        To be held Tuesday, June 28, 2005

The undersigned, revoking prior proxies, hereby appoints Amy L. Domini, Adam Kanzer, Carole M. Laible, and Steven D. Lydenberg, and each of them, proxies with several powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of Domini Social Bond Fund on June 28, 2005, as set forth on the reverse side of this proxy card, or at any adjournment thereof, upon the following matter, as described in the Notice of Special Meeting and accompanying Proxy Statement, which have been received by the undersigned.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. Proposal 1 has been proposed by the Board of Trustees of the Fund. If no direction is given as to Proposal 1, this proxy will be voted "FOR" Proposal 1. The proxy will be voted in accordance with the holder's best judgment as to any other matters.



                                         Date __________________, 2005

                          ------------------------------------------------------




                          ------------------------------------------------------
                          Signature(s)/Title(s) (if required)  (Sign in the Box)

                          Note: Please sign exactly as your name appears hereon. If shares are held jointly, each holder should sign. Corporate proxies should be signed by an authorized officer. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.

                                                                         DSBF fg

     Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.



Please review the proposal listed below carefully.


The Board of Trustees of the Fund recommends that you vote in favor of Proposal 1.


Proposal 1. To approve a Submanagement Agreement for the Fund between Seix
            Advisors, the fixed-income division of Trusco Capital Management, Inc., and Domini Social Investments LLC.

FOR      AGAINST    ABSTAIN
|_|        |_|        |_|




                                   IMPORTANT!

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.


                                                                         DSBF fg